UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) May 12, 2006

                                  DURAVEST, INC
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         FLORIDA                      0-27489                   65-0924320
--------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION       (COMMISSION                (IRS EMPLOYER
        OF INCORPORATION)          FILE NUMBER)           IDENTIFICATION NUMBER)


               101 N. Wacker Drive, Suite 2006, Chicago, IL 60606
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (312) 525-8285
                                                           --------------

          ------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pro-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 8. - Other Events
---------    ------------

Item 8.01    Other Events
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New Developments in Pig Trial Results

     On May 12, 2006, the Company announced that technical difficulties with the Company's Estracure subsidiary's 17-beta-estradiol pig trials preclude a definitive reporting of results at this time. The Company announced that despite these technical difficulties - relating to the manufacturing process for the stent-polymer-drug combination product - encouraging signals of the positive pro-healing effect of 17-beta-estradiol could be still observed. However, the Company announced that a rigorous and definitive analysis is not possible at this point. Given this outcome, along with the strong preclinical studies previously conducted as well as the recently completed scanning electron microscopy studies (described in more detail below), the Company announced that it is proceeding forward with the project with a new, accelerated and more-focused, pig trial. The Company also announced that it is in advanced-stage discussions with a leading biotechnology investment group for additional funding of $1M to help the Company accelerate the project.

Continued Support for the Estradiol Hypothesis

     The Company also announced on May 12, 2006 that its Estracure subsidiary has also just completed analyzing its long-term results of its "proof-of-concept" human clinical trial which was completed in October 2005. The Company announced that these long-term (one-year) results show absolutely no in-stent thrombosis risk among the group that received 17-beta-estradiol. Hence, the Company said that Estracure believes that the combination of extensive pre-clinical studies, long-term results in humans with local administration of 17-beta estradiol and these scanning electron microscopy studies still support the estradiol hypothesis even with the technical problems experienced with the current pig trial.

Section 9. - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits
---------    ---------------------------------

         (d)      Exhibits

         Exhibit No.                Description of Exhibits
         -----------                -----------------------

         12(a)                      Press Release dated May 12, 2006.


















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DURAVEST, INC.

Dated:   May 12, 2006                  By: /s/ Dr. Ogan Gurel
                                           ---------------------------------
                                           Dr. Ogan Gurel, President and Chief
                                           Executive, Officer and a Director




































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